Exhibit 10.1

Sales Agency Agreement

Party A: Longduoduo Health Technology Co., Ltd.

Uniform social credit code: 91150104MA0QTDXG5T

Legal representative: Zhang Liang

Contact address: Room 8016, Floor 8, Building 5, G3 Area, Shui’an Xiaozhen, Ruyi Headquarters Base, Hohhot Economic Development Zone, Hohhot City, Inner Mongolia Autonomous Region.

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Uniform social credit code: 91150102MACN3N2449

Legal representative: Wang Zhi

Contact address: Daxue Science Park, Genghis Khan Street, Xincheng District, Hohhot City

Whereas Party A is a health consultation organization legally established and has extensive customer resources and Party B is a professional health management organization and can provide convenient, professional and effective health management service plans and specific service, based on resource complementarity and the spirit of sincerity, equality and achieving win-win result, Party A and Party B reached an agreement as follows after friendly negotiation for mutual compliance.

Article 1 Term of contract

The term of contract is from June 20, 2023 to June 20, 2026, for a total of 3 years.

Article 2 The matter of cooperation

1. Party B is responsible for developing products (or services) and Party A is responsible for promoting and sales.

2. The specific products (or services) involved in the cooperation between Party B and Party A include trioxygen autotransfusion, awakening brain and dredging collaterals, double blood purification in Germany technology, hyperbaric trioxygen, colon hydrotherapy, intestinal flora transplantation, custom-made Juncao and the combination of these items.

If Party B is going to develop a new product (or a new kind of service), Party B should inform Party A and Party A has the right to determine whether to sell the product (or service) for Party B as it deems necessary.

Article 3 Way of cooperation

Party B is the party responsible for providing service for customers and shall ensure sufficient supply of service and products. In case of short supply, Party B shall inform Party A of suspending selling in advance. Any losses resulting from short supply shall be borne by Party B; Party B shall be responsible for managing customers’ sales return. Any losses arising from sales return shall be borne by Party B. Within the scope of the matter of cooperation in the agreement, Party A will not bear any responsibilities concerning inventory.

When selling products or services of Party B to customers, Party A shall obtain customer information and issue valid documents according to Party B’s requirement so that Party B can serve for customers. After the selling, Party A shall deliver sales information to Party B in time and both parties will check and confirm through “Details of Sales Agency”. After confirmation, both parties shall settle the fees according to the settlement amount agreed by the item service, and Party A will no longer bear any other expenses except for this, including the corresponding extra expenses incurred when customers require replacing products or service items. Party B needs to make a decision on whether to replace and bear the corresponding expenses.

The products and services that have been sold by Party A and are agreed by Party A’s customers to be provided by Party B before Party A and Party B sign the cooperation agreement follow the above way of cooperation. Party B will act as the service provider to be responsible for providing all the products or services and after-sales services to these customers.

Article 4 Fees settlement

1. Collection and pricing

Party A can only implement the pricing plan for products (or services) sold externally after negotiating with Party B. The temporary plan at present: considering there is a high sales and promotion expense, marketing expenses can be reserved for Party A apart from the agency fee. The pricing of products (or services) sold by Party A shall refer to the following rules: selling price =gross profit of Party A + Settlement price of Party B + marketing expenses reserved, among them, the gross profit reference of Party A is 30% (±5%), the marketing expenses reserved can generally less than 40% of the selling price of products (or services); Party A and Party B shall negotiate additionally if the above range is surpassed. Party A shall collect the full amount of products (or services) purchased by customers first and then pay to Party B according to the settlement price (Item 2 of this article).

2. Service settlement between Party A and Party B is as follows (Party A and Party B shall sign supplementary agreement if there are any changes):

Service items	Unit price (Rmb yuan/Time, Course, Set)
Trioxygen autotransfusion	160
Awakening brain and dredging collaterals	1400
Double blood purification in Germany	11000
Hyperbaric trioxygen	800
Colon hydrotherapy	800
Intestinal flora transplantation	6000
Custom-made Juncao	2000

3. After the contract is signed, Party A will pay RMB 500,000 (in words: Five Hundred Thousand Yuan only) to Party B in a lump sum. The amount is used to certify Party A’s financial strength and sincere cooperation. Party A can ask for the refund any time and Party B shall refund to Party A unconditionally; Party A can also use the amount to deduct the arrears payable to Party B after the cooperation starts. Both parties shall settle after stamping on the “Details of Sales Agency” for confirmation. Within 10 workdays after completion of reconciliation, Party A shall pay the service fees to Party B in a lump sum.

Article 5 Rights and obligations of Party A

1. Party A shall ensure that it has legal qualification of health consultation and the behavior of providing sales to customers is compliant with the laws and regulations of China in force. Party A is not allowed to obtain customer resources in illegal or improper means, otherwise, Party B has the right to terminate the contract.

2. During the cooperation period between two parties, Party B will identify and register obligations of performance according to the “Details of Sales Agency”, “Invoices for Sales” and other bills provided by Party A. The performance obligations of Party B against customers include those concerning the products (or services) purchased and related after-sales service. Party A needs to be responsible for the correctness and completeness of the “Details of Sales Agency” it provides to Party B and Party A shall ensure the service evidences issued to customers are recognized by Party B, true, identifiable and correspond to the list of customer entrustment. If there is a change in the “Details of Sales Agency”, Party A shall provide Party B with the updated list in time; if Party B is unable to provide service in time since the list is not updated in time, Party A shall bear any responsibilities arising thereof.

3. Any contradictions, disputes and other matters between Party A and customers in sales for the reasons of Party A shall be handled by Party A on its own, and any contradictions, disputes and other matters arising from the supply of products or service in the charge of Party B shall be handled by Party B.

Article 6 Party B’s rights and obligations

1. Relevant services provided by Party B shall comply with national and industrial standards.

2. Party B is qualified for carrying out relevant products, including but not limited to workplace, staff, qualification (including qualifications of any third party cooperating with Party B through a contract), any fees incurred shall be at Party B’s cost.

3. When providing medical service, Party B shall point out the items provided to customers and get their consent.

4. Party B has the obligations of keeping the materials, information and other data provided by Party A for the purpose specified therein confidential. Without the permission of Party A, Party B and Party B’s staff are not allowed to disclose Party A’s business secret they get to know during cooperation to any third party, nor can Party B and Party B’s staff be allowed to disclose any of Party A’s customer information, data and other relevant information they get to know during the working process to any third party.

5. Party B shall provide Party A with its valid business license and relevant qualifications prior to signing of the contract and Party B shall be responsible for the authenticity and validity of the said documentary evidences.

6. Party B shall reasonably plan the consumption schedule of items for customers and conduct follow-up services before and after treatment to ensure service quality.

7. If there is a dispute between Party B and customers due to poor service quality provided by Party B or damage caused by provision of service, or other causes attributive to Party B, Party B shall be responsible for resolution on its own.

There is a possible medical behavior in the service provided by Party B. Considering the medical behavior has high professionality and is required national qualification, any problems arising from the medical behavior are the responsibility of Party B and have nothing to do with Party A.

8. If it is discovered by Party B that there is a possible major hidden danger in the products or service during cooperation, Party B shall inform Party A in writing in time and property handle the entrustment task to avoid a hidden danger.

Article 7 Change, relief and termination of the contract

1. Party A and Party B can change or terminate the contract through consensus.

2. In the event that one party exercises the right of termination without any reason, resulting in losses to the other party, except for the cause not attributive to the other party, the party shall compensate for the direct losses incurred by the other party and the benefits that can be obtained by the other party after performance of the contract, including the losses lost by the other party due to concluding the contract with the terminating party and losing other opportunities of concluding a contract.

3. After the contract is terminated and relieved, Party B shall complete handover of relevant work within 2 months and elaborate relevant business status.

Article 8 Responsibility for breach of contract

1. If one party violates the obligations stipulated in the contract, resulting in the contract being unable to be performed in whole or in part, and the contract purpose unable to be realized, the observant party has the right to terminate the contract and ask the default party to compensate for the losses arising thereof. The observant party has the right to claim for compensation of the fees incurred in the process of responsibility investigation against the default party, including but not limited to attorney fees, travel fees, legal cost, and preservation fees, etc., which shall be borne by the default party.

2. If Party B fails to supply as agreed therein, Party A has the right to ask Party B to take remedial measures. For any losses caused to Party A, Party A has the right to ask Party B to compensate. If Party B refuses to take remedial measures within 7 days after being requested by Party A, Party A has the right to terminate the contract and ask Party B to pay 30% of the total contract price (subject to the amount actually paid by Party A) to be used as the liquidated damages.

3. If Party A delays in the paying the settlement amount to Party B without reasonable cause, for each day overdue, Party A shall pay liquidated damages for overdue payment to Party B according to 0.05% of the overdue payment each day. The total liquidated damages cannot surpass 1% of the total contract price.

Article 9 Other matters

1. For matters not covered in the contract, both parties can sign supplementary agreement through negotiation. The supplementary agreement has the same legal effect as the contract.

2. During the performance process of the contract, if there is a dispute, both parties shall negotiate to resolve first. If no agreement can be reached, either party has the right to file a suit to the People’s Court at Party A’s site.

3. The contract is made in duplicate, with Party A holding one copy and Party B holding another copy, both copies shall take effect as of being signed and sealed by both parties.

4. Any revisions to the contract shall be mutually agreed by Party A and Party B and confirmed in writing.

Party A: Longduoduo Health Technology Co., Ltd.

Legal representative: Zhang Liang

(Special Stamp for Contractual Uses of Longduoduo Health Technology Co., Ltd.)

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Legal representative: Wang Zhi

(Stamp of Inner Mongolia Honghai Health Management Co., Ltd. 150102006603)

Date of signing: June 20, 2023	Signed at: Hohhot

Sales Agency Agreement

Party A: Inner Mongolia Rongbin Health Consulting Co., Ltd.

Uniform social credit code: 91150207MA13UKC301

Legal representative: Duan Erfen

Address: Room 727, 5B-301 Fulijiayuan Area, 12 Hatungaole Avenue, Jiuyuan District, Baotou City, Inner Mongolia Autonomous Region

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Uniform social credit code: 91150102MACN3N2449

Legal representative: Wang Zhi

Contact address: Daxue Science Park, Genghis Khan Street, Xincheng District, Hohhot City

Whereas Party A is a health consultation organization legally established and has extensive customer resources and Party B is a professional health management organization and can provide convenient, professional and effective health management service plans and specific service, based on resource complementarity and the spirit of sincerity, equality and achieving win-win result, Party A and Party B reached an agreement as follows after friendly negotiation for mutual compliance.

Article 1 Term of contract

The term of contract is from June 20, 2023 to June 20, 2026, for a total of 3 years.

Article 2 The matter of cooperation

1. Party B is responsible for developing products (or services) and Party A is responsible for promoting and sales.

2. The specific products (or services) involved in the cooperation between Party B and Party A include trioxygen autotransfusion, awakening brain and dredging collaterals, double blood purification in Germany technology, hyperbaric trioxygen, colon hydrotherapy, intestinal flora transplantation, custom-made Juncao and the combination of these items.

If Party B is going to develop a new product (or a new kind of service), Party B should inform Party A and Party A has the right to determine whether to sell the product (or service) for Party B as it deems necessary.

Article 3 Way of cooperation

Party B is the party responsible for providing service for customers and shall ensure sufficient supply of service and products. In case of short supply, Party B shall inform Party A of suspending selling in advance. Any losses resulting from short supply shall be borne by Party B; Party B shall be responsible for managing customers’ sales return. Any losses arising from sales return shall be borne by Party B. Within the scope of the matter of cooperation in the agreement, Party A will not bear any responsibilities concerning inventory.

When selling products or services of Party B to customers, Party A shall obtain customer information and issue valid documents according to Party B’s requirement so that Party B can serve for customers. After the selling, Party A shall deliver sales information to Party B in time and both parties will check and confirm through “Details of Sales Agency”. After confirmation, both parties shall settle the fees according to the settlement amount agreed by the item service, and Party A will no longer bear any other expenses except for this, including the corresponding extra expenses incurred when customers require replacing products or service items. Party B needs to make a decision on whether to replace and bear the corresponding expenses.

The products and services that have been sold by Party A and are agreed by Party A’s customers to be provided by Party B before Party A and Party B sign the cooperation agreement follow the above way of cooperation. Party B will act as the service provider to be responsible for providing all the products or services and after-sales services to these customers.

Article 4 Fees settlement

1. Collection and pricing

Party A can only implement the pricing plan for products (or services) sold externally after negotiating with Party B. The temporary plan at present: considering there is a high sales and promotion expense, marketing expenses can be reserved for Party A apart from the agency fee. The pricing of products (or services) sold by Party A shall refer to the following rules: selling price =gross profit of Party A + Settlement price of Party B + marketing expenses reserved, among them, the gross profit reference of Party A is 30% (±5%), the marketing expenses reserved can generally less than 40% of the selling price of products (or services); Party A and Party B shall negotiate additionally if the above range is surpassed. Party A shall collect the full amount of products (or services) purchased by customers first and then pay to Party B according to the settlement price (Item 2 of this article).

2. Service settlement between Party A and Party B is as follows (Party A and Party B shall sign supplementary agreement if there are any changes):

Service items	Unit price (Rmb yuan/Time, Course, Set)
Trioxygen autotransfusion	160
Awakening brain and dredging collaterals	1400
Double blood purification in Germany	11000
Hyperbaric trioxygen	800
Colon hydrotherapy	800
Intestinal flora transplantation	6000
Custom-made Juncao	2000

3. After the contract is signed, Party A will pay RMB 500,000 (in words: Five Hundred Thousand Yuan only) to Party B in a lump sum. The amount is used to certify Party A’s financial strength and sincere cooperation. Party A can ask for the refund any time and Party B shall refund to Party A unconditionally; Party A can also use the amount to deduct the arrears payable to Party B after the cooperation starts. Both parties shall settle after stamping on the “Details of Sales Agency” for confirmation. Within 10 workdays after completion of reconciliation, Party A shall pay the service fees to Party B in a lump sum.

Article 5 Rights and obligations of Party A

1. Party A shall ensure that it has legal qualification of health consultation and the behavior of providing sales to customers is compliant with the laws and regulations of China in force. Party A is not allowed to obtain customer resources in illegal or improper means, otherwise, Party B has the right to terminate the contract.

2. During the cooperation period between two parties, Party B will identify and register obligations of performance according to the “Details of Sales Agency”, “Invoices for Sales” and other bills provided by Party A. The performance obligations of Party B against customers include those concerning the products (or services) purchased and related after-sales service. Party A needs to be responsible for the correctness and completeness of the “Details of Sales Agency” it provides to Party B and Party A shall ensure the service evidences issued to customers are recognized by Party B, true, identifiable and correspond to the list of customer entrustment. If there is a change in the “Details of Sales Agency”, Party A shall provide Party B with the updated list in time; if Party B is unable to provide service in time since the list is not updated in time, Party A shall bear any responsibilities arising thereof.

3. Any contradictions, disputes and other matters between Party A and customers in sales for the reasons of Party A shall be handled by Party A on its own, and any contradictions, disputes and other matters arising from the supply of products or service in the charge of Party B shall be handled by Party B.

Article 6 Party B’s rights and obligations

1. Relevant services provided by Party B shall comply with national and industrial standards.

2. Party B is qualified for carrying out relevant products, including but not limited to workplace, staff, qualification (including qualifications of any third party cooperating with Party B through a contract), any fees incurred shall be at Party B’s cost.

3. When providing medical service, Party B shall point out the items provided to customers and get their consent.

4. Party B has the obligations of keeping the materials, information and other data provided by Party A for the purpose specified therein confidential. Without the permission of Party A, Party B and Party B’s staff are not allowed to disclose Party A’s business secret they get to know during cooperation to any third party, nor can Party B and Party B’s staff be allowed to disclose any of Party A’s customer information, data and other relevant information they get to know during the working process to any third party.

5. Party B shall provide Party A with its valid business license and relevant qualifications prior to signing of the contract and Party B shall be responsible for the authenticity and validity of the said documentary evidences.

6. Party B shall reasonably plan the consumption schedule of items for customers and conduct follow-up services before and after treatment to ensure service quality.

7. If there is a dispute between Party B and customers due to poor service quality provided by Party B or damage caused by provision of service, or other causes attributive to Party B, Party B shall be responsible for resolution on its own.

There is a possible medical behavior in the service provided by Party B. Considering the medical behavior has high professionality and is required national qualification, any problems arising from the medical behavior are the responsibility of Party B and have nothing to do with Party A.

8. If it is discovered by Party B that there is a possible major hidden danger in the products or service during cooperation, Party B shall inform Party A in writing in time and property handle the entrustment task to avoid a hidden danger.

Article 7 Change, relief and termination of the contract

1. Party A and Party B can change or terminate the contract through consensus.

2. In the event that one party exercises the right of termination without any reason, resulting in losses to the other party, except for the cause not attributive to the other party, the party shall compensate for the direct losses incurred by the other party and the benefits that can be obtained by the other party after performance of the contract, including the losses lost by the other party due to concluding the contract with the terminating party and losing other opportunities of concluding a contract.

3. After the contract is terminated and relieved, Party B shall complete handover of relevant work within 2 months and elaborate relevant business status.

Article 8 Responsibility for breach of contract

1. If one party violates the obligations stipulated in the contract, resulting in the contract being unable to be performed in whole or in part, and the contract purpose unable to be realized, the observant party has the right to terminate the contract and ask the default party to compensate for the losses arising thereof. The observant party has the right to claim for compensation of the fees incurred in the process of responsibility investigation against the default party, including but not limited to attorney fees, travel fees, legal cost, and preservation fees, etc., which shall be borne by the default party.

2. If Party B fails to supply as agreed therein, Party A has the right to ask Party B to take remedial measures. For any losses caused to Party A, Party A has the right to ask Party B to compensate. If Party B refuses to take remedial measures within 7 days after being requested by Party A, Party A has the right to terminate the contract and ask Party B to pay 30% of the total contract price (subject to the amount actually paid by Party A) to be used as the liquidated damages.

3. If Party A delays in the paying the settlement amount to Party B without reasonable cause, for each day overdue, Party A shall pay liquidated damages for overdue payment to Party B according to 0.05% of the overdue payment each day. The total liquidated damages cannot surpass 1% of the total contract price.

Article 9 Other matters

1. For matters not covered in the contract, both parties can sign supplementary agreement through negotiation. The supplementary agreement has the same legal effect as the contract.

2. During the performance process of the contract, if there is a dispute, both parties shall negotiate to resolve first. If no agreement can be reached, either party has the right to file a suit to the People’s Court at Party A’s site.

3. The contract is made in duplicate, with Party A holding one copy and Party B holding another copy, both copies shall take effect as of being signed and sealed by both parties.

4. Any revisions to the contract shall be mutually agreed by Party A and Party B and confirmed in writing.

Party A: Inner Mongolia Rongbin Health Consulting Co., Ltd.

Legal representative: Duan Erfen

(Special Stamp for Contractual Uses of Inner Mongolia Rongbin Health Consulting Co., Ltd.)

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Legal representative: Wang Zhi

(Stamp of Inner Mongolia Honghai Health Management Co., Ltd. 150102006603)

Date of signing: June 20, 2023	Signed at: Hohhot

Sales Agency Agreement

Party A: Inner Mongolia Chengheng Health Consulting Co., Ltd.

Uniform social credit code: 91150602MA7YN4JE2Q

Legal representative: Guo Xiaozhen

Contact address: Floor 16, Building K, Weibang Financial Plaza, Dongsheng District, Ordos City, Inner Mongolia Autonomous Region

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Uniform social credit code: 91150102MACN3N2449

Legal representative: Wang Zhi

Contact address: Daxue Science Park, Genghis Khan Street, Xincheng District, Hohhot City

Whereas Party A is a health consultation organization legally established and has extensive customer resources and Party B is a professional health management organization and can provide convenient, professional and effective health management service plans and specific service, based on resource complementarity and the spirit of sincerity, equality and achieving win-win result, Party A and Party B reached an agreement as follows after friendly negotiation for mutual compliance.

Article 1 Term of contract

The term of contract is from June 20, 2023 to June 20, 2026, for a total of 3 years.

Article 2 The matter of cooperation

1. Party B is responsible for developing products (or services) and Party A is responsible for promoting and sales.

2. The specific products (or services) involved in the cooperation between Party B and Party A include trioxygen autotransfusion, awakening brain and dredging collaterals, double blood purification in Germany technology, hyperbaric trioxygen, colon hydrotherapy, intestinal flora transplantation, custom-made Juncao and the combination of these items.

If Party B is going to develop a new product (or a new kind of service), Party B should inform Party A and Party A has the right to determine whether to sell the product (or service) for Party B as it deems necessary.

Article 3 Way of cooperation

Party B is the party responsible for providing service for customers and shall ensure sufficient supply of service and products. In case of short supply, Party B shall inform Party A of suspending selling in advance. Any losses resulting from short supply shall be borne by Party B; Party B shall be responsible for managing customers’ sales return. Any losses arising from sales return shall be borne by Party B. Within the scope of the matter of cooperation in the agreement, Party A will not bear any responsibilities concerning inventory.

When selling products or services of Party B to customers, Party A shall obtain customer information and issue valid documents according to Party B’s requirement so that Party B can serve for customers. After the selling, Party A shall deliver sales information to Party B in time and both parties will check and confirm through “Details of Sales Agency”. After confirmation, both parties shall settle the fees according to the settlement amount agreed by the item service, and Party A will no longer bear any other expenses except for this, including the corresponding extra expenses incurred when customers require replacing products or service items. Party B needs to make a decision on whether to replace and bear the corresponding expenses.

The products and services that have been sold by Party A and are agreed by Party A’s customers to be provided by Party B before Party A and Party B sign the cooperation agreement follow the above way of cooperation. Party B will act as the service provider to be responsible for providing all the products or services and after-sales services to these customers.

Article 4 Fees settlement

1. Collection and pricing

Party A can only implement the pricing plan for products (or services) sold externally after negotiating with Party B. The temporary plan at present: considering there is a high sales and promotion expense, marketing expenses can be reserved for Party A apart from the agency fee. The pricing of products (or services) sold by Party A shall refer to the following rules: selling price =gross profit of Party A + Settlement price of Party B + marketing expenses reserved, among them, the gross profit reference of Party A is 30% (±5%), the marketing expenses reserved can generally less than 40% of the selling price of products (or services); Party A and Party B shall negotiate additionally if the above range is surpassed. Party A shall collect the full amount of products (or services) purchased by customers first and then pay to Party B according to the settlement price (Item 2 of this article).

2. Service settlement between Party A and Party B is as follows (Party A and Party B shall sign supplementary agreement if there are any changes):

Service items	Unit price (Rmb yuan/Time, Course, Set)
Trioxygen autotransfusion	160
Awakening brain and dredging collaterals	1400
Double blood purification in Germany	11000
Hyperbaric trioxygen	800
Colon hydrotherapy	800
Intestinal flora transplantation	6000
Custom-made Juncao	2000

3. After the contract is signed, Party A will pay RMB 500,000 (in words: Five Hundred Thousand Yuan only) to Party B in a lump sum. The amount is used to certify Party A’s financial strength and sincere cooperation. Party A can ask for the refund any time and Party B shall refund to Party A unconditionally; Party A can also use the amount to deduct the arrears payable to Party B after the cooperation starts. Both parties shall settle after stamping on the “Details of Sales Agency” for confirmation. Within 10 workdays after completion of reconciliation, Party A shall pay the service fees to Party B in a lump sum.

Article 5 Rights and obligations of Party A

1. Party A shall ensure that it has legal qualification of health consultation and the behavior of providing sales to customers is compliant with the laws and regulations of China in force. Party A is not allowed to obtain customer resources in illegal or improper means, otherwise, Party B has the right to terminate the contract.

2. During the cooperation period between two parties, Party B will identify and register obligations of performance according to the “Details of Sales Agency”, “Invoices for Sales” and other bills provided by Party A. The performance obligations of Party B against customers include those concerning the products (or services) purchased and related after-sales service. Party A needs to be responsible for the correctness and completeness of the “Details of Sales Agency” it provides to Party B and Party A shall ensure the service evidences issued to customers are recognized by Party B, true, identifiable and correspond to the list of customer entrustment. If there is a change in the “Details of Sales Agency”, Party A shall provide Party B with the updated list in time; if Party B is unable to provide service in time since the list is not updated in time, Party A shall bear any responsibilities arising thereof.

3. Any contradictions, disputes and other matters between Party A and customers in sales for the reasons of Party A shall be handled by Party A on its own, and any contradictions, disputes and other matters arising from the supply of products or service in the charge of Party B shall be handled by Party B.

Article 6 Party B’s rights and obligations

1. Relevant services provided by Party B shall comply with national and industrial standards.

2. Party B is qualified for carrying out relevant products, including but not limited to workplace, staff, qualification (including qualifications of any third party cooperating with Party B through a contract), any fees incurred shall be at Party B’s cost.

3. When providing medical service, Party B shall point out the items provided to customers and get their consent.

4. Party B has the obligations of keeping the materials, information and other data provided by Party A for the purpose specified therein confidential. Without the permission of Party A, Party B and Party B’s staff are not allowed to disclose Party A’s business secret they get to know during cooperation to any third party, nor can Party B and Party B’s staff be allowed to disclose any of Party A’s customer information, data and other relevant information they get to know during the working process to any third party.

5. Party B shall provide Party A with its valid business license and relevant qualifications prior to signing of the contract and Party B shall be responsible for the authenticity and validity of the said documentary evidences.

6. Party B shall reasonably plan the consumption schedule of items for customers and conduct follow-up services before and after treatment to ensure service quality.

7. If there is a dispute between Party B and customers due to poor service quality provided by Party B or damage caused by provision of service, or other causes attributive to Party B, Party B shall be responsible for resolution on its own.

There is a possible medical behavior in the service provided by Party B. Considering the medical behavior has high professionality and is required national qualification, any problems arising from the medical behavior are the responsibility of Party B and have nothing to do with Party A.

8. If it is discovered by Party B that there is a possible major hidden danger in the products or service during cooperation, Party B shall inform Party A in writing in time and property handle the entrustment task to avoid a hidden danger.

Article 7 Change, relief and termination of the contract

1. Party A and Party B can change or terminate the contract through consensus.

2. In the event that one party exercises the right of termination without any reason, resulting in losses to the other party, except for the cause not attributive to the other party, the party shall compensate for the direct losses incurred by the other party and the benefits that can be obtained by the other party after performance of the contract, including the losses lost by the other party due to concluding the contract with the terminating party and losing other opportunities of concluding a contract.

3. After the contract is terminated and relieved, Party B shall complete handover of relevant work within 2 months and elaborate relevant business status.

Article 8 Responsibility for breach of contract

1. If one party violates the obligations stipulated in the contract, resulting in the contract being unable to be performed in whole or in part, and the contract purpose unable to be realized, the observant party has the right to terminate the contract and ask the default party to compensate for the losses arising thereof. The observant party has the right to claim for compensation of the fees incurred in the process of responsibility investigation against the default party, including but not limited to attorney fees, travel fees, legal cost, and preservation fees, etc., which shall be borne by the default party.

2. If Party B fails to supply as agreed therein, Party A has the right to ask Party B to take remedial measures. For any losses caused to Party A, Party A has the right to ask Party B to compensate. If Party B refuses to take remedial measures within 7 days after being requested by Party A, Party A has the right to terminate the contract and ask Party B to pay 30% of the total contract price (subject to the amount actually paid by Party A) to be used as the liquidated damages.

3. If Party A delays in the paying the settlement amount to Party B without reasonable cause, for each day overdue, Party A shall pay liquidated damages for overdue payment to Party B according to 0.05% of the overdue payment each day. The total liquidated damages cannot surpass 1% of the total contract price.

Article 9 Other matters

1. For matters not covered in the contract, both parties can sign supplementary agreement through negotiation. The supplementary agreement has the same legal effect as the contract.

2. During the performance process of the contract, if there is a dispute, both parties shall negotiate to resolve first. If no agreement can be reached, either party has the right to file a suit to the People’s Court at Party A’s site.

3. The contract is made in duplicate, with Party A holding one copy and Party B holding another copy, both copies shall take effect as of being signed and sealed by both parties.

4. Any revisions to the contract shall be mutually agreed by Party A and Party B and confirmed in writing.

Party A: Inner Mongolia Chengheng Health Consulting Co., Ltd.
Legal representative: Guo Xiaozhen
(Special Stamp for Contractual Uses of Inner Mongolia Chengheng Health Consulting Co., Ltd.) (Guo Xiaozhen )

Party B: Inner Mongolia Honghai Health Management Co., Ltd.
Legal representative: Wang Zhi
(Stamp of Inner Mongolia Honghai Health Management Co., Ltd. 150102006603) (Wang Zhi)

Date of signing: June 20, 2023	Signed at: Hohhot

Sales Agency Agreement

Party A: Inner Mongolia Qingguo Health Consulting Co., Ltd.

Uniform social credit code: 91150104MA13Q5X152

Legal representative: Zhao Qingguo

Address: 4th floor, Aihua Chinese Medicine Hospital, 64 Ordos Street, Yuquan District, Hohhot City, Inner Mongolia Autonomous Region

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Uniform social credit code: 91150102MACN3N2449

Legal representative: Wang Zhi

Contact address: Daxue Science Park, Genghis Khan Street, Xincheng District, Hohhot City

Whereas Party A is a health consultation organization legally established and has extensive customer resources and Party B is a professional health management organization and can provide convenient, professional and effective health management service plans and specific service, based on resource complementarity and the spirit of sincerity, equality and achieving win-win result, Party A and Party B reached an agreement as follows after friendly negotiation for mutual compliance.

Article 1 Term of contract

The term of contract is from June 20, 2023 to June 20, 2026, for a total of 3 years.

Article 2 The matter of cooperation

1. Party B is responsible for developing products (or services) and Party A is responsible for promoting and sales.

2. The specific products (or services) involved in the cooperation between Party B and Party A include trioxygen autotransfusion, awakening brain and dredging collaterals, double blood purification in Germany technology, hyperbaric trioxygen, colon hydrotherapy, intestinal flora transplantation, custom-made Juncao and the combination of these items.

If Party B is going to develop a new product (or a new kind of service), Party B should inform Party A and Party A has the right to determine whether to sell the product (or service) for Party B as it deems necessary.

Article 3 Way of cooperation

Party B is the party responsible for providing service for customers and shall ensure sufficient supply of service and products. In case of short supply, Party B shall inform Party A of suspending selling in advance. Any losses resulting from short supply shall be borne by Party B; Party B shall be responsible for managing customers’ sales return. Any losses arising from sales return shall be borne by Party B. Within the scope of the matter of cooperation in the agreement, Party A will not bear any responsibilities concerning inventory.

When selling products or services of Party B to customers, Party A shall obtain customer information and issue valid documents according to Party B’s requirement so that Party B can serve for customers. After the selling, Party A shall deliver sales information to Party B in time and both parties will check and confirm through “Details of Sales Agency”. After confirmation, both parties shall settle the fees according to the settlement amount agreed by the item service, and Party A will no longer bear any other expenses except for this, including the corresponding extra expenses incurred when customers require replacing products or service items. Party B needs to make a decision on whether to replace and bear the corresponding expenses.

The products and services that have been sold by Party A and are agreed by Party A’s customers to be provided by Party B before Party A and Party B sign the cooperation agreement follow the above way of cooperation. Party B will act as the service provider to be responsible for providing all the products or services and after-sales services to these customers.

Article 4 Fees settlement

1. Collection and pricing

Party A can only implement the pricing plan for products (or services) sold externally after negotiating with Party B. The temporary plan at present: considering there is a high sales and promotion expense, marketing expenses can be reserved for Party A apart from the agency fee. The pricing of products (or services) sold by Party A shall refer to the following rules: selling price =gross profit of Party A + Settlement price of Party B + marketing expenses reserved, among them, the gross profit reference of Party A is 30% (±5%), the marketing expenses reserved can generally less than 40% of the selling price of products (or services); Party A and Party B shall negotiate additionally if the above range is surpassed. Party A shall collect the full amount of products (or services) purchased by customers first and then pay to Party B according to the settlement price (Item 2 of this article).

2. Service settlement between Party A and Party B is as follows (Party A and Party B shall sign supplementary agreement if there are any changes):

Service items	Unit price (Rmb yuan/Time, Course, Set)
Trioxygen autotransfusion	160
Awakening brain and dredging collaterals	1400
Double blood purification in Germany	11000
Hyperbaric trioxygen	800
Colon hydrotherapy	800
Intestinal flora transplantation	6000
Custom-made Juncao	2000

3. After the contract is signed, Party A will pay RMB 500,000 (in words: Five Hundred Thousand Yuan only) to Party B in a lump sum. The amount is used to certify Party A’s financial strength and sincere cooperation. Party A can ask for the refund any time and Party B shall refund to Party A unconditionally; Party A can also use the amount to deduct the arrears payable to Party B after the cooperation starts. Both parties shall settle after stamping on the “Details of Sales Agency” for confirmation. Within 10 workdays after completion of reconciliation, Party A shall pay the service fees to Party B in a lump sum.

Article 5 Rights and obligations of Party A

1. Party A shall ensure that it has legal qualification of health consultation and the behavior of providing sales to customers is compliant with the laws and regulations of China in force. Party A is not allowed to obtain customer resources in illegal or improper means, otherwise, Party B has the right to terminate the contract.

2. During the cooperation period between two parties, Party B will identify and register obligations of performance according to the “Details of Sales Agency”, “Invoices for Sales” and other bills provided by Party A. The performance obligations of Party B against customers include those concerning the products (or services) purchased and related after-sales service. Party A needs to be responsible for the correctness and completeness of the “Details of Sales Agency” it provides to Party B and Party A shall ensure the service evidences issued to customers are recognized by Party B, true, identifiable and correspond to the list of customer entrustment. If there is a change in the “Details of Sales Agency”, Party A shall provide Party B with the updated list in time; if Party B is unable to provide service in time since the list is not updated in time, Party A shall bear any responsibilities arising thereof.

3. Any contradictions, disputes and other matters between Party A and customers in sales for the reasons of Party A shall be handled by Party A on its own, and any contradictions, disputes and other matters arising from the supply of products or service in the charge of Party B shall be handled by Party B.

Article 6 Party B’s rights and obligations

1. Relevant services provided by Party B shall comply with national and industrial standards.

2. Party B is qualified for carrying out relevant products, including but not limited to workplace, staff, qualification (including qualifications of any third party cooperating with Party B through a contract), any fees incurred shall be at Party B’s cost.

3. When providing medical service, Party B shall point out the items provided to customers and get their consent.

4. Party B has the obligations of keeping the materials, information and other data provided by Party A for the purpose specified therein confidential. Without the permission of Party A, Party B and Party B’s staff are not allowed to disclose Party A’s business secret they get to know during cooperation to any third party, nor can Party B and Party B’s staff be allowed to disclose any of Party A’s customer information, data and other relevant information they get to know during the working process to any third party.

5. Party B shall provide Party A with its valid business license and relevant qualifications prior to signing of the contract and Party B shall be responsible for the authenticity and validity of the said documentary evidences.

6. Party B shall reasonably plan the consumption schedule of items for customers and conduct follow-up services before and after treatment to ensure service quality.

7. If there is a dispute between Party B and customers due to poor service quality provided by Party B or damage caused by provision of service, or other causes attributive to Party B, Party B shall be responsible for resolution on its own.

There is a possible medical behavior in the service provided by Party B. Considering the medical behavior has high professionality and is required national qualification, any problems arising from the medical behavior are the responsibility of Party B and have nothing to do with Party A.

8. If it is discovered by Party B that there is a possible major hidden danger in the products or service during cooperation, Party B shall inform Party A in writing in time and property handle the entrustment task to avoid a hidden danger.

Article 7 Change, relief and termination of the contract

1. Party A and Party B can change or terminate the contract through consensus.

2. In the event that one party exercises the right of termination without any reason, resulting in losses to the other party, except for the cause not attributive to the other party, the party shall compensate for the direct losses incurred by the other party and the benefits that can be obtained by the other party after performance of the contract, including the losses lost by the other party due to concluding the contract with the terminating party and losing other opportunities of concluding a contract.

3. After the contract is terminated and relieved, Party B shall complete handover of relevant work within 2 months and elaborate relevant business status.

Article 8 Responsibility for breach of contract

1. If one party violates the obligations stipulated in the contract, resulting in the contract being unable to be performed in whole or in part, and the contract purpose unable to be realized, the observant party has the right to terminate the contract and ask the default party to compensate for the losses arising thereof. The observant party has the right to claim for compensation of the fees incurred in the process of responsibility investigation against the default party, including but not limited to attorney fees, travel fees, legal cost, and preservation fees, etc., which shall be borne by the default party.

2. If Party B fails to supply as agreed therein, Party A has the right to ask Party B to take remedial measures. For any losses caused to Party A, Party A has the right to ask Party B to compensate. If Party B refuses to take remedial measures within 7 days after being requested by Party A, Party A has the right to terminate the contract and ask Party B to pay 30% of the total contract price (subject to the amount actually paid by Party A) to be used as the liquidated damages.

3. If Party A delays in the paying the settlement amount to Party B without reasonable cause, for each day overdue, Party A shall pay liquidated damages for overdue payment to Party B according to 0.05% of the overdue payment each day. The total liquidated damages cannot surpass 1% of the total contract price.

Article 9 Other matters

1. For matters not covered in the contract, both parties can sign supplementary agreement through negotiation. The supplementary agreement has the same legal effect as the contract.

2. During the performance process of the contract, if there is a dispute, both parties shall negotiate to resolve first. If no agreement can be reached, either party has the right to file a suit to the People’s Court at Party A’s site.

3. The contract is made in duplicate, with Party A holding one copy and Party B holding another copy, both copies shall take effect as of being signed and sealed by both parties.

4. Any revisions to the contract shall be mutually agreed by Party A and Party B and confirmed in writing.

Party A: Inner Mongolia Qingguo Health Consulting Co., Ltd. Legal representative: Zhao Qingguo
(Special Stamp for Contractual Uses of Inner Mongolia Qingguo Health Consulting Co., Ltd.)

(Zhao Qingguo )

Party B: Inner Mongolia Honghai Health Management Co., Ltd. Legal representative: Wang Zhi
(Stamp of Inner Mongolia Honghai Health Management Co., Ltd. 150102006603)

Date of signing: June 20, 2023	Signed at: Hohhot

Sales Agency Agreement

Party A: Inner Mongolia Tianju Health Consulting Co., Ltd.

Uniform social credit code: 91150902MA7YPWL408

Legal representative: Li Yuqing

Address: Building 8, Xingfu Commercial Plaza, Xingfu Avenue, Jining District, Wulanchabu City, Inner Mongolia Autonomous Region

Party B: Inner Mongolia Honghai Health Management Co., Ltd.

Uniform social credit code: 91150102MACN3N2449

Legal representative: Wang Zhi

Contact address: Daxue Science Park, Genghis Khan Street, Xincheng District, Hohhot City

Whereas Party A is a health consultation organization legally established and has extensive customer resources and Party B is a professional health management organization and can provide convenient, professional and effective health management service plans and specific service, based on resource complementarity and the spirit of sincerity, equality and achieving win-win result, Party A and Party B reached an agreement as follows after friendly negotiation for mutual compliance.

Article 1 Term of contract

The term of contract is from June 20, 2023 to June 20, 2026, for a total of 3 years.

Article 2 The matter of cooperation

1. Party B is responsible for developing products (or services) and Party A is responsible for promoting and sales.

2. The specific products (or services) involved in the cooperation between Party B and Party A include trioxygen autotransfusion, awakening brain and dredging collaterals, double blood purification in Germany technology, hyperbaric trioxygen, colon hydrotherapy, intestinal flora transplantation, custom-made Juncao and the combination of these items.

If Party B is going to develop a new product (or a new kind of service), Party B should inform Party A and Party A has the right to determine whether to sell the product (or service) for Party B as it deems necessary.

Article 3 Way of cooperation

Party B is the party responsible for providing service for customers and shall ensure sufficient supply of service and products. In case of short supply, Party B shall inform Party A of suspending selling in advance. Any losses resulting from short supply shall be borne by Party B; Party B shall be responsible for managing customers’ sales return. Any losses arising from sales return shall be borne by Party B. Within the scope of the matter of cooperation in the agreement, Party A will not bear any responsibilities concerning inventory.

When selling products or services of Party B to customers, Party A shall obtain customer information and issue valid documents according to Party B’s requirement so that Party B can serve for customers. After the selling, Party A shall deliver sales information to Party B in time and both parties will check and confirm through “Details of Sales Agency”. After confirmation, both parties shall settle the fees according to the settlement amount agreed by the item service, and Party A will no longer bear any other expenses except for this, including the corresponding extra expenses incurred when customers require replacing products or service items. Party B needs to make a decision on whether to replace and bear the corresponding expenses.

The products and services that have been sold by Party A and are agreed by Party A’s customers to be provided by Party B before Party A and Party B sign the cooperation agreement follow the above way of cooperation. Party B will act as the service provider to be responsible for providing all the products or services and after-sales services to these customers.

Article 4 Fees settlement

1. Collection and pricing

Party A can only implement the pricing plan for products (or services) sold externally after negotiating with Party B. The temporary plan at present: considering there is a high sales and promotion expense, marketing expenses can be reserved for Party A apart from the agency fee. The pricing of products (or services) sold by Party A shall refer to the following rules: selling price =gross profit of Party A + Settlement price of Party B + marketing expenses reserved, among them, the gross profit reference of Party A is 30% (±5%), the marketing expenses reserved can generally less than 40% of the selling price of products (or services); Party A and Party B shall negotiate additionally if the above range is surpassed. Party A shall collect the full amount of products (or services) purchased by customers first and then pay to Party B according to the settlement price (Item 2 of this article).

2. Service settlement between Party A and Party B is as follows (Party A and Party B shall sign supplementary agreement if there are any changes):

Service items	Unit price (Rmb yuan/Time, Course, Set)
Trioxygen autotransfusion	160
Awakening brain and dredging collaterals	1400
Double blood purification in Germany	11000
Hyperbaric trioxygen	800
Colon hydrotherapy	800
Intestinal flora transplantation	6000
Custom-made Juncao	2000

3. After the contract is signed, Party A will pay RMB 500,000 (in words: Five Hundred Thousand Yuan only) to Party B in a lump sum. The amount is used to certify Party A’s financial strength and sincere cooperation. Party A can ask for the refund any time and Party B shall refund to Party A unconditionally; Party A can also use the amount to deduct the arrears payable to Party B after the cooperation starts. Both parties shall settle after stamping on the “Details of Sales Agency” for confirmation. Within 10 workdays after completion of reconciliation, Party A shall pay the service fees to Party B in a lump sum.

Article 5 Rights and obligations of Party A

1. Party A shall ensure that it has legal qualification of health consultation and the behavior of providing sales to customers is compliant with the laws and regulations of China in force. Party A is not allowed to obtain customer resources in illegal or improper means, otherwise, Party B has the right to terminate the contract.

2. During the cooperation period between two parties, Party B will identify and register obligations of performance according to the “Details of Sales Agency”, “Invoices for Sales” and other bills provided by Party A. The performance obligations of Party B against customers include those concerning the products (or services) purchased and related after-sales service. Party A needs to be responsible for the correctness and completeness of the “Details of Sales Agency” it provides to Party B and Party A shall ensure the service evidences issued to customers are recognized by Party B, true, identifiable and correspond to the list of customer entrustment. If there is a change in the “Details of Sales Agency”, Party A shall provide Party B with the updated list in time; if Party B is unable to provide service in time since the list is not updated in time, Party A shall bear any responsibilities arising thereof.

3. Any contradictions, disputes and other matters between Party A and customers in sales for the reasons of Party A shall be handled by Party A on its own, and any contradictions, disputes and other matters arising from the supply of products or service in the charge of Party B shall be handled by Party B.

Article 6 Party B’s rights and obligations

1. Relevant services provided by Party B shall comply with national and industrial standards.

2. Party B is qualified for carrying out relevant products, including but not limited to workplace, staff, qualification (including qualifications of any third party cooperating with Party B through a contract), any fees incurred shall be at Party B’s cost.

3. When providing medical service, Party B shall point out the items provided to customers and get their consent.

4. Party B has the obligations of keeping the materials, information and other data provided by Party A for the purpose specified therein confidential. Without the permission of Party A, Party B and Party B’s staff are not allowed to disclose Party A’s business secret they get to know during cooperation to any third party, nor can Party B and Party B’s staff be allowed to disclose any of Party A’s customer information, data and other relevant information they get to know during the working process to any third party.

5. Party B shall provide Party A with its valid business license and relevant qualifications prior to signing of the contract and Party B shall be responsible for the authenticity and validity of the said documentary evidences.

6. Party B shall reasonably plan the consumption schedule of items for customers and conduct follow-up services before and after treatment to ensure service quality.

7. If there is a dispute between Party B and customers due to poor service quality provided by Party B or damage caused by provision of service, or other causes attributive to Party B, Party B shall be responsible for resolution on its own.

There is a possible medical behavior in the service provided by Party B. Considering the medical behavior has high professionality and is required national qualification, any problems arising from the medical behavior are the responsibility of Party B and have nothing to do with Party A.

8. If it is discovered by Party B that there is a possible major hidden danger in the products or service during cooperation, Party B shall inform Party A in writing in time and property handle the entrustment task to avoid a hidden danger.

Article 7 Change, relief and termination of the contract

1. Party A and Party B can change or terminate the contract through consensus.

2. In the event that one party exercises the right of termination without any reason, resulting in losses to the other party, except for the cause not attributive to the other party, the party shall compensate for the direct losses incurred by the other party and the benefits that can be obtained by the other party after performance of the contract, including the losses lost by the other party due to concluding the contract with the terminating party and losing other opportunities of concluding a contract.

3. After the contract is terminated and relieved, Party B shall complete handover of relevant work within 2 months and elaborate relevant business status.

Article 8 Responsibility for breach of contract

1. If one party violates the obligations stipulated in the contract, resulting in the contract being unable to be performed in whole or in part, and the contract purpose unable to be realized, the observant party has the right to terminate the contract and ask the default party to compensate for the losses arising thereof. The observant party has the right to claim for compensation of the fees incurred in the process of responsibility investigation against the default party, including but not limited to attorney fees, travel fees, legal cost, and preservation fees, etc., which shall be borne by the default party.

2. If Party B fails to supply as agreed therein, Party A has the right to ask Party B to take remedial measures. For any losses caused to Party A, Party A has the right to ask Party B to compensate. If Party B refuses to take remedial measures within 7 days after being requested by Party A, Party A has the right to terminate the contract and ask Party B to pay 30% of the total contract price (subject to the amount actually paid by Party A) to be used as the liquidated damages.

3. If Party A delays in the paying the settlement amount to Party B without reasonable cause, for each day overdue, Party A shall pay liquidated damages for overdue payment to Party B according to 0.05% of the overdue payment each day. The total liquidated damages cannot surpass 1% of the total contract price.

Article 9 Other matters

1. For matters not covered in the contract, both parties can sign supplementary agreement through negotiation. The supplementary agreement has the same legal effect as the contract.

2. During the performance process of the contract, if there is a dispute, both parties shall negotiate to resolve first. If no agreement can be reached, either party has the right to file a suit to the People’s Court at Party A’s site.

3. The contract is made in duplicate, with Party A holding one copy and Party B holding another copy, both copies shall take effect as of being signed and sealed by both parties.

4. Any revisions to the contract shall be mutually agreed by Party A and Party B and confirmed in writing.

Party A: Inner Mongolia Tianju Health Consulting Co., Ltd.

Legal representative: Li Yuqing

(Special Stamp for Contractual Uses of Inner Mongolia Tianju Health Consulting Co., Ltd.)

Party B: Inner Mongolia Honghai Health Management Co., Ltd.
Legal representative: Wang Zhi

(Stamp of Inner Mongolia Honghai Health Management Co., Ltd. 150102006603)

Date of signing: June 20, 2023	Signed at: Hohhot